UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2020

India Globalization Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

 Commission File Number: 001-32830

Maryland	20-2760393
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland 20814

(Address of principal executive offices)     (Zip code)

Registrant’s telephone number, including area code: (301) 983-0998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

January 7, 2020

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 7, 2020, at the Annual Meeting, the Company’s shareholders (i) elected Mr. Ram Mukunda to the Company’s Board of Directors; (ii) ratified the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for the 2020 fiscal year; (iii) approved the grant of 2,000,000 shares of common stock to be granted from time to time to the Company’s current and new employees, advisors, directors, and consultants; and (iv) approved to adjourn or postpone of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

The total number of shares of the Company’s common stock voted in person or by proxy at the 2019 Annual Meeting was 22,752,564 shares, representing approximately 57.50% of the 39,571,407 shares outstanding and entitled to vote at the Annual Meeting. We received a total of 17,669,803 Broker Non-votes. The director nominee was elected and each other matter submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote. The final voting results for each proposal that passed are set forth below.

1.	Election of Directors Nominee: Ram Mukunda

For	Against	Withhold
4,442,180	0	640,581

2.	Proposal to ratify the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for the 2020 fiscal year.

For	Against	Abstain
21,695,751	776,607	280,206

3.	Proposal to approve the grant of 2,000,000 shares of common stock to be granted from time to time to the Company’s current and new employees, advisors, directors, and consultants.

For	Against	Abstain
4,230,115	733,280	119,366

4.	The proposal to adjourn the meeting to a later date was not necessary or appropriate because there were sufficient votes to approve the other three proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Dated: January 8, 2020	By:	/s/ Claudia Grimaldi
Name: Claudia Grimaldi
Title: Principal Financial Officer and Vice President